Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated December 12, 2022
to the
Mairs & Power Growth Fund,
Mairs & Power Balanced Fund and
Mairs & Power Small Cap Fund (the “Funds”)
Prospectus and Statement of Additional Information (“SAI”)
dated April 20, 2022, as supplemented

This supplement makes the following amendments to disclosures in the Fund’s Prospectus and SAI dated April 30, 2022, as supplemented.

Effective immediately, the address of the Fund’s investment adviser, Mairs & Power, Inc. (the “Adviser”) is:

30 East 7th Street, Suite 2500
Saint Paul, Minnesota 55101-1363

All references to the Adviser’s former address (W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101-1363) in the Prospectus and SAI are hereby replaced with the Adviser’s new address as listed above.

Please retain this supplement with your Prospectus and SAI